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[SILICON VALLEY BANK LOGO]

                           AMENDMENT TO LOAN AGREEMENT


BORROWERS:     EMULEX CORPORATION
               3535 HARBOR BOULEVARD
               COSTA MESA, CALIFORNIA  92626

               INTERCONNECTIONS, INC.
               14711 NE 29TH PLACE
               BELLEVUE, WASHINGTON  98007

               EMULEX EUROPE LIMITED
               MULBERRY BUSINESS PARK, FISHPONDS ROAD
               WOKINGHAM, BERKSHIRE
               UNITED KINGDOM  RG11 2QY

DATED:         APRIL 18, 1996

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

     The Parties hereby agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan Agreement dated April 25, 1994, as amended by that Amendment to Loan Agreement dated July 1, 1994, as amended by that Amendment to Loan Agreement dated June 26, 1995, as amended by that Amendment to Loan Agreement dated July 24, 1995, as amended by that Amendment to Loan Agreement dated October 5, 1995, and as amended by that Amendment to Loan Agreement dated January 18, 1996 (as so amended and as otherwise amended or modified from time to time, the "Loan Agreement"), as follows, effective as of March 25, 1996.

     1. REVISED SCHEDULE. The Schedule to Loan Agreement is hereby deleted and replaced with the Schedule to Loan Agreement as attached hereto.

     2. REVISED SECTION 2.2A. Section 2.2A of the Loan Agreement is hereby amended in its entirety to read as follows:

     "2.2A GRANT OF SECURITY INTEREST IN COLLATERAL. The Borrower grants Silicon a continuing security interest in all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral") as security for all
     Obligations: (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b)

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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
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     All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents;
     and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind;
     (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its reasonable discretion."

     3. ADDITIONAL DOCUMENTATION AND ACTIONS REGARDING GRANT OF SECURITY INTEREST. In connection with the grant of the security interest as set forth in
Section 2.2A of the Loan Agreement as modified by this Amendment, Borrower agrees to execute such additional documentation and take such additional actions as Silicon determines in its discretion are necessary or desirable in connection therewith. Further, Borrower agrees to cause all guarantors of the Obligations to take such actions and execute such documentation as Silicon determines in its discretion are necessary or desirable relating to the guaranties of such guarantors and any grant of a security interest by such guarantor parties in favor of Silicon, including, without limitation, with respect to Emulex Caribe, Inc., the execution and delivery of the Puerto Rico Documentation.

     4. REVISED SECTION 4.5. Section 4.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

     "4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the

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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
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     Borrower shall reimburse Silicon for its reasonable out of pocket costs for semi-annual accounts receivable audits by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such semi-annual accounts receivable audits (in which event Silicon shall send notification thereof to the Borrower)*. Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

     * PROVIDED THAT IT IS AGREED THAT THE PER AUDIT CHARGE OF ANY SUCH AUDIT TO BE CHARGED TO THE BORROWER SHALL NOT EXCEED $2,000, PROVIDED, FURTHER, THAT SILICON AGREES TO SEND SUCH NOTIFICATION TO THE BORROWER SUBSTANTIALLY CONCURRENTLY WITH ANY SUCH DEBIT OF BORROWER'S DEPOSIT ACCOUNTS"

     5. REPRESENTATION REGARDING DISSOLVED CORPORATIONS. Borrower hereby represents and warrants to Silicon that each of Emulex S.A.R.L., Emulex Italia S.r.l., Emulex GmbH, Emulex Canada Inc., and Emulex Australia PTY. Limited, affiliates of Borrower, have been dissolved in accordance with applicable law.

     6. FEE. Borrower shall pay to Silicon a fee in the amount of $2,500 in connection with this Amendment, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.

     7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                   SILICON:

EMULEX CORPORATION                          SILICON VALLEY BANK


BY  /s/ Paul F. Folino                      BY  /s/ Michael P. Quain
   -------------------------------             ---------------------------------
    PRESIDENT OR VICE PRESIDENT             TITLE  VP


BY  /s/  Walter J. McBride
   -------------------------------
   SECRETARY OR ASS'T SECRETARY


BORROWER:                                   BORROWER:

INTERCONNECTIONS, INC.                      EMULEX EUROPE LIMITED


BY  /s/ Paul F. Folino                      BY  /s/ Paul F. Folino
    -------------------------------             -------------------------------
    PRESIDENT OR VICE PRESIDENT                PRESIDENT OR VICE PRESIDENT


BY /s/ Walter J. McBride                     BY  /s/ Walter J. McBride
   -------------------------------               -------------------------------
   SECRETARY OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY

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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
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                               GUARANTORS' CONSENT

The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty executed by the undersigned in favor of Silicon, which is hereby ratified and affirmed and shall continue in full force and effect.

   Guarantor Signature:  Emulex Corporation, a Delaware corporation

                         By     /s/ Paul F. Folino
                            ----------------------
                         Title  PRESIDENT

   Guarantor Signature:  Emulex Caribe, Inc.

                         By     /s/ Paul F. Folino
                            ----------------------
                         Title  PRESIDENT

   Guarantor Signature:  Computer Array Development, Inc.

                         By     /s/ Paul F. Folino
                            ----------------------
                         Title  PRESIDENT

   Guarantor Signature:  Highspeed Communications, Inc.

                         By     /s/ Paul F. Folino
                            ----------------------
                         Title  PRESIDENT

   Guarantor Signature:  Digital House, Ltd.

                         By     /s/ Paul F. Folino
                            ----------------------
                         Title  PRESIDENT

   Guarantor Signature:  Emulex Foreign Sales Corporation

                         By     /s/ Paul F. Folino
                            ----------------------
                         Title  PRESIDENT

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